                                                                                          State of
       Name                                                                                Incorp.               EIN
       ----                                                                                -------               ---
       Atlas Energy Holdings, Inc.                                                           DE                51-0403866

            Atlas America, Inc.                                                              DE                51-0404430

                  Atlas America, Inc.                                                        PA                23-2977199

                  AIC, Inc.                                                                  DE                51-0367948

                        Anthem Securities, Inc.                                              PA                25-1803726

                        Atlas Energy Corporation                                             OH                25-1243697

                        Atlas Energy Group, Inc.                                             OH                25-1243696

                               AED Investments, Inc.                                         DE                51-0367949

                        Atlas Resources, Inc.                                                PA                25-1390937

                               ARD Investments, Inc.                                         DE                51-0367950

                        Pennsylvania Industrial Energy, Inc.                                 PA                25-1713313

                        Atlas Information Management, LLC                                    PA                25-1807156

                  Resource Energy, Inc.                                                      DE                34-1749963

                        REI-NY, Inc.                                                         DE                31-1561431

                        Resource Well Services, Inc.                                         DE                34-1735319

                  Viking Resources Corporation                                               PA                23-3011984

                        RFI Holding Company, Inc.                                            OH                31-1092341

                        Viking Investments, Inc.                                             DE                31-0807394

                  Atlas Noble Corp.                                                          DE                23-3058777

       Atlas Pipeline Partners GP, LLC

            Atlas Pipeline Partners, L.P.                                                    DE                23-3011077

                  APC Acquisition, LLC                                                       DE                55-0844281

            Atlas Pipeline Operating Partnership, L.P.                                       DE                23-3015646

                  Atlas Pipeline New York, LLC                                               PA                25-1850095

                  Atlas Pipeline Ohio, LLC                                                   PA                25-1849435

                  Atlas Pipeline Pennsylvania, LLC                                           PA                25-1849453

                                                                                          State of
       Name                                                                                Incorp.               EIN
       ----                                                                                -------               ---

       Resource Financial Fund Management, Inc.                                              DE                04-3686974

            Trapeza Capital Management, LLC                                                  DE                11-3662347

                  Trapeza Manager, Inc.                                                      DE                30-0114923

            Trapeza Funding, LLC                                                             DE                01-0667364

            Trapeza Funding II, LLC                                                          DE                11-3662350

            Trapeza Funding III, LLC                                                         DE                45-0499809

            Trapeza Funding IV, LLC                                                          DE                81-0633650

            Trapeza Funding V, LLC                                                           DE                20-0402157

       RAI Ventures, Inc.                                                                    DE                23-3052654


       Resource Leasing, Inc.                                                                DE                51-0367697

            FLI Holdings, Inc.                                                               DE                51-0397288

            LEAF Financial Corp.                                                             DE                51-0269559


                  LEAF Capital Management, Inc.                                              DE                73-1632247

                  LEAF Asset Management, Inc.                                                DE                75-3019975


                  LEAF Funding, Inc.                                                         DE                57-1159764

                        LEAF Institutional Direct
                        Management, LLC                                                      DE                11-3685100

Resource Real Estate Holdings, Inc.                                                          DE                65-1173932
       Resource Properties, Inc.                                                             DE                23-2720234

            Resource Properties II, Inc.                                                     DE                23-2691634
            Resource Properties IV, Inc.                                                     DE                23-2746778
            Resource Properties VI, Inc.                                                     DE                23-2720144
            Resource Properties VIII, Inc.                                                   DE                23-2746781
            Resource Properties XII, Inc.                                                    DE                51-0365087
            Resource Properties XV, Inc.                                                     DE                51-0365091
            Resource Properties XVII, Inc.                                                   DE                23-2836316
            Resource Properties XVIII, Inc.                                                  DE                23-2836317
            Resource Properties XX, Inc.                                                     DE                23-2836319
            Resource Properties XXII, Inc.                                                   DE                51-0374874
            Resource Properties XXIII, Inc.                                                  DE                51-0374875

                                                                                          State of
       Name                                                                                Incorp.               EIN
       ----                                                                                -------               ---
            Resource Properties XXIV, Inc.                                                   DE                51-0374876
            Resource Properties XXV, Inc.                                                    DE                51-0374877
            Resource Properties XXVI, Inc.                                                   DE                52-2005749
            Resource Properties XXVII, Inc.                                                  DE                52-2005752
            Resource Properties XXVIII, Inc.                                                 DE                51-0374878
            Resource Properties XXIX, Inc.                                                   DE                51-0374879
            Resource Properties XXX, Inc.                                                    DE                51-0374880
            Resource Properties XXXI, Inc.                                                   DE                51-0365095
            Resource Properties XXXII, Inc.                                                  DE                52-2048719
                  Redick Hotel Restaurant Mgmt. Inc.                                         NE
            Resource Properties XXXIII, Inc.                                                 DE                52-2048721
            Resource Properties XXXIV, Inc.                                                  DE                52-2048722
            Resource Properties XXXV, Inc.                                                   DE                52-2048723
            Resource Properties XXXVI, Inc.                                                  DE                52-2048726
            Resource Properties XXXVIII, Inc.                                                DE                52-2048730
            Resource Properties XL, Inc.                                                     DE                52-2048733
            Resource Properties XLI, Inc.                                                    DE                23-2929392
            Resource Properties XLII, Inc.                                                   DE                23-2929390
            Resource Properties XLIV, Inc.                                                   DE                23-2929382
            Resource Properties XLVI, Inc.                                                   DE                23-2929377

            Resource Properties XLVII, Inc.                                                  DE                23-2972692
            Resource Properties XLIX, Inc.                                                   DE                23-2953181
            Resource Properties 50, Inc.                                                     DE                23-3015612
            Resource Properties 51, Inc.                                                     DE                23-2966221
            Resource Properties 52, Inc.                                                     DE                23-2980334
            Resource Properties 53, Inc.                                                     DE                23-2980335
            Resource Properties 54, Inc.                                                     DE                23-2980336

            ABB Associates I, Inc.                                                           DE                23-2980332

            ABB Associates I I, Inc.                                                         DE                23-2980333

            CP/GP, Inc.                                                                      PA                23-2936954

            Chesterfield Mortgage Investors, Inc.                                            DE                23-2990541
            ES GP, Inc.                                                                      DE                23-2953583
            RAI Financial, Inc.                                                              DE                51-0365093
            Resource Commercial Mortgages, Inc.                                              DE                52-2005750
            Resource Financial Services, Inc.                                                DE                23-2873436
            Resource Housing Investors I, Inc.                                               DE                23-2916186
            Resource Housing Investors II, Inc.                                              DE                23-2916188
            Resource Housing Investors III, Inc.                                             DE                23-2916190
            Resource Housing Investors IV, Inc.                                              DE                23-2916191
            Resource Programs, Inc.                                                          DE                23-2544941
            Resource Rittenhouse, Inc.                                                       DE                01-0691140
            WS Mortgage Acquisition Corporation                                              DE                23-2929368

                                                                                          State of
       Name                                                                                Incorp.               EIN
       ----                                                                                -------               ---
            Resource Capital Partners, Inc.                                                  DE                13-4214163
